CBMG
Cellular Biomedicine Group
Nasdaq: CBMG

Realizing the Potential of Cell-Based Therapy Technology

William Wei Cao, PhD, BM
10th World Stem Cell & Reg Med Congress
London, UK
May 21, 2015

Safe Harbor

Statements made in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors inherent in doing business. Forward-looking statements may be identified by terms such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "forecasts," "potential," or "continue," or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

This presentation is strictly intended to provide general information about our company and business. This presentation nor any part hereof constitutes an offer of securities.

Why China Market Focus

1. 1.4 billion people
2. Environmental health threats
3. Capital efficient clinical trial cost
4. Substantial number of aging population

= Opportunity to serve unmet needs

Cancer

- 3.5 million new cases diagnosed each year[1]
- 6 new cases per minute

Osteoarthritis

- 120 million orthopedic patients[2]
- >57 million are KOA patients[3]

1. National Cancer Registry Center of China
2. Silman AJ, Hochberg MC. Epidemiology of the rheumatic disease; Oxford Univ Press. 1993:257. Chinese Journal of Clinical Rehabilitation. October 14, 2005 Vol. 9; Chinese Journal for Clinicians. 2010, 38(7)
3. International Journal of Rheumatic Diseases, 2011

CBMG, A Differentiated Biomed Developer

CBMG

1. The only pure-play NASDAQ-listed China market focused biomedicine developmental company;
2. The first mover and cellular medicine platform solution to China market entry barrier;
3. A bifurcated technical approach towards critical mass

IMMUNE CELL THERAPY

Cancers

- CAR-T cell therapy for cancer
    - Blood cancers
    - Solid tumors
- Combination immunotherapy
- CentrixT™ : T Cell clonality analysis and Tcm platform technology
- Millions of cancer patients in China undergoing therapy

STEM CELL THERAPY

Degenerative Diseases

- Adipose derived expanded mesenchymal progenitor cells (haMPC) are multipotent
- CBMG's proprietary **ReJoin™** haMPC therapy applied to osteoarthritis
- Knee OA in **Phase IIb trial**, completed patient treatment; Positive 12-month results from Phase IIa trial.
- Currently no big pharma has any meaningful development in the pipeline
- 57 million KOA patients in China
- Other indications, incl. asthma

Stem Cell Technology

Adipose derived mesenchymal precursor cells (haMPC)

- **ReJoin™ Knee Osteoarthritis**
- Cartilage damage
- Asthma
- COPD

ReJoin™ : human adipose derived mesenchymal progenitor cell (haMPC) therapy

ReJoin™ Therapy: Intra-articular injections of haMPCs derived from patient's own fat tissue

Mechanism of action:

- haMPC has anti-inflammatory effect by secreting chemicals to down-regulate inflammatory responses
- haMPC can also regenerate damaged joint tissues



Purification &
Expansion
+ Ancillary agent
Collect 30ml
of autologous
adipose tissue
Mesenchymal
progenitor cells
(haMPC)
knee joint
injection
Cell banking
Available for future use

ReJoin™ **IIb** 24th Week Result - **VAS**

The percentage of VAS change (left)


P=0.119
The percentage of VAS change (left)
150
100
50
0
-50
-100
-150
ARTZ
n=12
Rejoin™
n=12

VAS (%)	19.22	45.14

The percentage of VAS change (right)


P=0.229
The percentage of VAS change (right)
150
100
50
0
-50
-100
-150
ARTZ
n=12
Rejoin™
n=12

VAS (%)	26.92	49.52

- VAS: Visual Analogue Scale Score
- VAS improve (%)=[VAS_{0w}-VAS_{24w}] / VAS_{0w} ×100%
- ARTZ@: Sodium Hyaluronate, LG Chemical, Kabi Pharmacia(日本生物化学工业公司), 1987
- ReJoin™: Human Adipose Tissue Derived Mesenchymal Progenitor Cells, CBMG
- 24th week after therapy, the VAS of Left knee significantly decreased from 4.96 to 2.21 (45.14% improve) in ReJoin™ group, and from 5 to 3.24 (19.22% improve) in ARTZ@ group. The same result appeared for the right knee ,from 5.67 to 2.29 (49.52% improve) in ReJoin™ group ,and from 4.83 to 3.33 (26.92% improve) in ARTZ@ group . But not still significant difference (left knee p=0.019, right knee p=0.229) between two groups at 24th week follow up.

ReJoin™ IIb 24th Wk Result – Cartilage MRI

CBMG


Change of Left Knee Cartilage Volume
Change of Cartilage Volume(mm³)
2500
2000
1500
1000
500
0
-500
-1000
ARTZ
n=12
Rejoin™
n=11

Mean	29.89	Mean	229.3
Median	-307.5	Median	403.1


Change of Right Knee Cartilage Volume
Change of Cartilage Volume(mm³)
2500
2000
1500
1000
500
0
-500
-1000
ARTZ
n=12
Rejoin™
n=11

Mean	502.9	Mean	585.8
Median	445.6	Median	329.8

- **+ Mean;--- Median**
- Increased volume of knee cartilage = Cartilage Volume (24w) – Cartilage Volume (0w)
- Normality test / Wilcoxon test
- The knee cartilage volume were measured by using a semi-automated segmentation method(ITK-SNAP) by three different blinded researchers.
- ReJoin™: Human Adipose Tissue Derived Mesenchymal Progenitor Cells, CBMG
- ARTZ®: Sodium Hyaluronate, LG Chemical, Kabi Pharmacia(日本生物化学工业公司), 1987
- 24th week after therapy, the left knee cartilage volume increased 229.3 mm³ in ReJoin™ group, but only increased 29.9 mm³ in ARTZ® group, the right knee cartilage volume significantly increased 585.8mm³ (p=0.0084) in ReJoin™ group, and increased 502.8 mm³ (p=0.014) in ARTZ® group. But not still significant difference between two groups at 24th week follow up.

ReJoin™ IIb 24th Week Result - WOMAC

The percentage of WOMAC change



* P=0.017
100
50
0
-50
-100
The percentage of WOMAC change
ARTZ
Rejoin™
n=12
n=12

WOMAC (%)	16.32	47.12

- WOMAC: The Western Ontario and McMaster Universities Arthritis Index
- WOMAC Improve (%)= [$WOMAC_{0W}$ - $WOMAC_{24W}$] / $WOMAC_{0W}$ × 100%
- ReJoin™: Human Adipose Tissue Derived Mesenchymal Progenitor Cells, CBMG
- ARTZ®: Sodium Hyaluronate, LG Chemical, Kabi Pharmacia(日本生物化学工业公司), 1987
- 24th week after therapy, the WOMAC score significantly decreased from 33.42 to 17.00 (47.12% improve,) in ReJoin™ group, and from 31.83 to 25.00 (16.32% improve) in ARTZ® group. The results showed a significant difference (p=0.017) in the percentage of changes between two groups at 24th week follow up

Immune Cell Technology

Chimeric Antigen Receptor T (CAR T) Cells

TCR clonality analysis assays

- Advanced Acute B lymphoblastic Leukemia
- Advanced Diffused Large B Cell Leukemia
- **Advanced Hodgkin Lymphoma**
- Advanced lung cancer

Bio-therapeutic

Adoptive Immunotherapy with NKT Cells Expressing Anti-CD30 Chimeric Antigen Receptors for Relapsed or Refractory Hodgkin's Lymphoma:

A Phase I Clinical Study Report

Wei-Dong Han MD. Professor.
Department of Immunology/Bio-therapeutic, PLA General Hospital, Beijing, China



CART Phase I Clinical Studies

Study Site	CAR Structure	Product	Indications	Study Stage	Register No.	Status	Publication
PLA General Hosp	**CD20-scFv**-CD8-CD137-CD3ζ	CBM-C20.1	Malignant lymphoma	Phase I	2012 NCT01735604	Completed	Clinical Immunology. 2014, (155: 160~175)
PLA General Hosp	**CD19-scFv**-CD8-CD137-CD3ζ	CBM-C19.1	Refractory / Relapsed Acute B-ALL	Phase I	2013 NCT01864889	Completed	Onco immunology. 2015, (Accepted March 2015)
PLA General Hosp	CD30-scFv-CD8-CD137-CD3ζ	CBM-C30.1	Hodgkin's lymphoma	Phase I	2014 NCT02259556	Completed	
PLA General Hosp	**Her1-scFv**-CD8-CD137-CD3ζ	CBM-HER1.1	Advanced lung cancer	Phase I	2013 NCT01869166	Completed	

Flow Chart of Study


Screening
Therapy
Follow-up
Draw Blood 50-80ml
Prepare CAR T Cells
QC and Release for CAR T Cells
Enroll Patient Signed ICF
CAR-T Cells Infusion Once Daily
Evaluation of Safety & Efficacy
Evaluation of Safety & Efficacy
Conditioning regimen
Anti Acute Toxicity
Anti Delay Toxicity
-2w
0d
7d
13d
17d
3w
1m
2m
3m
4m
Progressive or Death

CBM-C30.1: In Vitro Evaluation


Control
Flag
0.18%
76.72%
Flag-FITC
Flag-FITC

Analysis of transfection efficiency (40-80%)


Vehicle
Mock
CART-30
CART-30+sCD30
Infection
Fold increase
Days
0
20
40
60
80
100
0
2
4
6
8
10
12
14

Expansion of CBM-C30.1 cells


Vehicle
Mock
CART-30
CART30+sCD30
Lysis (%)
0
20
40
60
80
100
Molt-4
L428
Karpass299
E: T= 20: 1 (4 hours)

Cytotoxic activity of CBM-C30.1

Patient Characteristics and Efficacy

Case No.	Age (y) / Gender	Tumor /Stage	Disease Burden at Baseline		Disease Status at Baseline	Conditioning Regimen before cells infusion	Response and Duration	
			Lymph Node Regions	Extra Nodal Sites			Type	Duration (m)
1	31/M	NSHL / IV	5	Lung, Muscle, Bone	PD	FC	SD	2
2	55/F	LDHL / IV	0	Lung, Muscle, Bone	PD	FC	SD	2
3	36/M	MCHL / IV	7	Muscle, Bone, Kidney	PD	FC	PD	-
4	27/M	MCHL / III	4	Bone	PD	FC	PR	3.5
5	39/M	NSHL / III	3	Bone	PD	FC	SD	3.5+
6	21/M	MCHL / IV	4	Lung	PD	EAMC	PD	-
7	41/M	NSHL / IV	4	Bone	PD	MAMC	PR	2+

- Objective Response: 2 PR/7 patients, 28.6%
- Disease Control Rate: 2PR+3SD /7patients, 71.4%

CBM-C30.1 Achieves Ongoing Response in Primary Refractory Hodgkin's lymphoma



Before CBM-C30.1 infusion | 1 month after CBM-C30.1 infusion | 2 months after CBM-C30.1 infusion

55 year-old female with Hodgkin's lymphoma for 6 years and 4 months and undergone >20 cycles of chemotherapies. A primary refractory condition, with progressive liver and other lymphoma. Achieved stable disease for 2+months post CAR-T CD30 infusion.

Conclusions & Discussion

- Objective Response Rate： 2 PR/7 patients, 28.6%
- Disease Control Rate： 2PR+3SD /7patients, 71.4%
- Adverse events were mostly fever and were manageable with medical intervention
- No delayed and severe adverse events occurred post the CBM-C30.1 cells infusion

- We believe CBM-C30.1 therapy would achieve better response rate if the patients had lower tumor burden and were responsive to prior chemotherapies

Funding and Oversight

- **Sponsor**
  - PLA General Hospital.
- **IRB Review**
  - The protocol was approved by the ethics committee of Chinese PLA General Hospital.
- **Clinical Trial Register**
  - The phase I clinical study was registered on www.clinicaltrials.gov,
  - The Register number : NCT02259556.
- **Funding**
  - Supported by the grants from the National Natural Science Foundation of China (No. 31270820, No.81230061,No. 81121004 and No.81402566)
  - Partially supported by a grant from the National Basic Science and Development Program of China (Nos. 2012AA020502 and 2013BAI01B00).
  - Cellular Biomedicine Group (CBMG)

Co-authors and Acknowledgement

Chun-Meng Wang[1*], Zhi-Qiang Wu[2*], Yao Wang[3*], Ye-Lei Guo[3], Xiao-Hui Wang[2], Xiang Li[2], Han-Ren Dai[3], Ya-Jing Zhang[1], Wen-Ying Zhang[1], Mei-Xia Chen[1], Yan Zhang[1], Kai-Chao Feng[1], Zhi-Gang Cao[1], Su-Xia Li[4], Qing-Ming Yang[1], Wei-Dong Han[3]

*Contributed equally.

- 1. Department of Bio-therapeutic, Institute of Basic Medicine, Chinese PLA General Hospital, Beijing, China;
- 2. Department of Molecular Biology, Institute of Basic Medicine, Chinese PLA General Hospital, Beijing, China;
- 3. Department of Immunology/Bio-therapeutic, Institute of Basic Medicine, Chinese PLA General Hospital, Beijing, China;
- 4. Department of Geriatric Hematology, Chinese PLA General Hospital, Beijing, China.

CBMG Vertically Integrated Cell Therapy

	Sample Collection & Shipment	Cell Isolation	Culture & Expansion	Cell Banking & Storage	Final Product & Formulation	Shipment
PATENTS	***Tissue Transport Kit*** 201220200402.2 201220056183.5 201420660845.9 ***Tissue Preservation Solution*** 201210137981.5 PCT/CN2013/075111 CFDA Class I Medical Device Registration: 20150021	***A-Stromal Extraction Kit*** 201220200403.7 201420673999.1 201410785126.4 201330527554.3 CFDA Class I Medical Device Registration: 苏锡食药监械（准）字 2013第1400047号	***Cell Purification*** 201110154507.9 ***MIISF Culture Media*** **TRADE SECRET** ***XISF Dissociation Media*** **TRADE SECRET** ***T-Cell/CAR-T Expansion*** 201520033059.0 201510016959.9 201510061635.7	***CYSF Serum-Free Cryopreservation Media*** 201110227449.8 PCT/CN2012/079737 US 14369448 EP 12821828.6	***MSC Usage*** 201310044272.7 PCT/CN2014/071716 201210466717.6 PCT/CN2013/087284 ***ReJoinTM Kit*** 201310289978.X PCT/CN2014/081849 201320422962.7 ***T-Cell Analysis*** US 7375211 ZL02131070X	***C1S Biopreservation Solution*** 201210187672.9 201330385774.7 CFDA Class I Medical Device Registration: 20150022
REAGENTS & KITS						
KEY PATENTS & CERTIFICATES						

Formula for 72 Hrs Shipping & Ready-To-Use

CBMG

- **Sample collection -> Processing -> Banking -> Final Prep -> Shipping -> Use**
- **CBMG Back-End Advantage**

Stem Cell Process

24/7 Cloud-Based Temperature Control

CAR-T Cell Process*

Final Prep -> Shipping -> Ready to Use

Shipping

- 4~8°C
- Liquid format
- 72 hours

Ready to Use

- No thaw, no wash
- No potential contamination
- Reduce variability

* In process

Our No-Thaw SOP Reduces the Common Quality Escape & Logistics Challenges

Product Pipeline

Technology/ Products		Indications	2015	2016	2017	2018	2019	2021	Market size	TAM annual
Immune Cell CAR-T	*CBM-C19.1*	*Acute B lymphocytic leukemia*							0.65±0.08/ 100,000	8,400[1]
	CBM-C20.1	*Progressive malignant lymphoma*							8.09/100,000	105,000[2]
	CBM-C30.1	*Hodgkin's lymphoma*							0.4/100,000	5,200[3]
	CBM-HER1.1	*Advance lung cancer*							*53.57/100,000 (2012)*	*728,000[4]*
PD-1 mAb		*NSCLC lung cancer*								
Stem Cell (haMPC)	ReJoin™	for OA (autologous)							57 m[5]	570,000[8]
		Asthma							30 m[6]	250,000[9] (mortality)
	ReJoin™	Cartilage Damage								0.3 m[7]

Preclinical

Phase I

Phase II

Phase III

1. 《上海市急性淋巴细胞白血病流行病学调查和分析》
2. 《中国2009年恶性淋巴瘤发病与死亡分析》
3. 《2003-2007年中国恶性淋巴瘤发病与死亡分析》
4. 2012年肿瘤年报
5. International Journal of Rheumatic Diseases, 2011
6. WHO; 2.Epidemiology and Dangerous Factors of Bronchitic Asthma
7. Market analysis Chinese arthroscopy, July 2014 and "Advances in Orthopedics" Vol 2012, ID 528423
8. 中老年人膝骨性关节炎患病趋势十年前后对照分析, 2013
9. WHO Measurement and Health Information, 2004

Cellular Biomedicine Group

Addressing unmet medical needs of the world's largest population



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